UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                May 2, 2006
                                                 -------------------------------


                               AVOCENT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                      000-30575                 91-2032368
--------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)


4991 CORPORATE DRIVE                               HUNTSVILLE, AL          35805
--------------------------------------------------------------------------------
 (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code     (256) 430-4000
                                                   -----------------------------

                                       n/a
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

         On May 2, 2006, Avocent Corporation prepared a list of answers to frequently asked questions received from its investors regarding its acquisition of Cyclades Corporation and its proposed acquisition of LANDesk Group Limited. The prepared list of frequently asked questions and responses is incorporated herein by reference and furnished as Exhibit 99.13 hereto.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

         Exhibit Number             Description of Exhibit
         --------------             ----------------------
         99.13                      Frequently asked questions regarding
                                    Cyclades and LANDesk

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AVOCENT CORPORATION

Date:  May 2, 2006
                                   By: /s/ Edward H. Blankenship
                                       -----------------------------------------
                                       Edward H. Blankenship
                                       Senior Vice President of Finance and
                                       Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit                    Description
-------                    -----------
99.13                      Frequently asked questions regarding Cyclades and
                           LANDesk